UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

January 5, 2017

Date of Report (Date of Earliest Event Reported)

SEARS HOLDINGS CORPORATION

(Exact Name of Registrant as Specified in Its Charter)

Delaware	000-51217, 001-36693	20-1920798
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

3333 Beverly Road

Hoffman Estates, Illinois 60179

(Address Of Principal Executive Offices, including Zip Code)

Registrant’s Telephone Number, Including Area Code: (847) 286-2500

Not Applicable

(Former Name or Former Address, If Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement

On January 5, 2017, Sears Holdings Corporation, a Delaware corporation (“Sears Holdings”), entered into a purchase and sale agreement (the “Purchase Agreement”) with Stanley Black & Decker, Inc., a Connecticut corporation (“Stanley”), pursuant to which, on the terms and subject to the conditions set forth therein, Stanley will purchase the Craftsman business, including the Craftsman brand name and related intellectual property rights (the “Business”), from Sears Holdings (the “Transaction”).

The aggregate consideration payable in the Transaction consists of (i) a $525 million payment at the closing of the Transaction, subject to certain adjustments set forth in the Purchase Agreement, (ii) a $250 million payment on the third anniversary of the closing of the Transaction and (iii) contingent payments payable on a quarterly basis during the 15-year period following the closing of the Transaction (with the first payment, covering the initial 12 quarters, due on the third anniversary of the closing of the Transaction) based on a specified percentage of aggregate worldwide net sales (as defined in the Purchase Agreement) of Stanley and its affiliates of Craftsman branded products.

The Purchase Agreement contains certain customary representations, warranties and covenants by each party, including a covenant by Sears Holdings to operate the Business in all material respects in the ordinary course of business consistent with past practice from the signing of the Purchase Agreement until the closing of the Transaction.

The Transaction is subject to customary closing conditions, including the expiration or early termination of the applicable waiting periods under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended. The Transaction is further subject to the execution of an amendment or waiver of the Pension Plan Protection and Forbearance Agreement, dated as of March 18, 2016, by and between Sears Holdings, certain of its affiliates and the Pension Benefit Guaranty Corporation. There is no financing condition to the Transaction. The Transaction is expected to close during 2017.

The Purchase Agreement provides that, following the closing of the Transaction, each party will have certain indemnification obligations, including with respect to breaches of representations, warranties and covenants, subject to specified limitations. The Purchase Agreement may be terminated under certain circumstances, including by either party if the closing of the Transaction has not occurred by September 30, 2017.

The Purchase Agreement contemplates the entry by the parties into a license agreement as of the closing of the Transaction, pursuant to which Stanley will license to Sears Holdings certain intellectual property rights related to the Business (the “Licensed IP”), and Sears Holdings will have the right to use the Licensed IP and to continue to sell Craftsman branded products in certain distribution channels, including stores owned and operated by Sears Holdings under the Sears and Kmart brands and related ecommerce sites. The license will be royalty-free during the 15-year period following the closing of the Transaction, and will have a royalty rate of 3% of net sales (as defined in the license agreement) thereafter. The license agreement may be terminated by Stanley if Sears Holdings materially breaches any of the material terms of the license agreement, subject to a notice and cure period, or if Sears Holdings ceases to sell or sublicense products branded with the Licensed IP, such that no such products are sold for any consecutive six-month period. The parties have also agreed to enter into a transition services agreement as of the closing of the Transaction, pursuant to which Sears Holdings will provide certain services in support of the Business to Stanley during a limited transition period.

The foregoing description of the Purchase Agreement and the Transaction does not purport to be complete and is subject to, and qualified in its entirety by, the full text of the Purchase Agreement, which is attached as Exhibit 2.1 to this Current Report on Form 8-K and incorporated by reference herein.

The Purchase Agreement has been included to provide investors with information regarding its terms and is not intended to provide any other factual information about Sears Holdings or Stanley. The representations, warranties and covenants contained in the Purchase Agreement were made only for purposes of such agreement as of the specific dates therein, were solely for the benefit of the parties to the Purchase Agreement, may be subject to limitations agreed upon by the contracting parties, including being qualified by confidential disclosures made for the purposes of allocating contractual risk between the parties to the Purchase Agreement instead of establishing these matters as facts, and may be subject to standards of materiality applicable to the contracting parties that differ from those applicable to investors. For the foregoing reasons, the representations, warranties and covenants should not be relied upon as statements of factual information.

Forward-Looking Statements

This Current Report on Form 8-K contains forward-looking statements intended to qualify for the safe harbor from liability established by the Private Securities Litigation Reform Act of 1995, including, but not limited to, statements about the Transaction. Forward-looking statements are subject to risks and uncertainties that may cause the Company’s actual results, performance or achievements to be materially different from any future results, performance or achievements expressed or implied by these forward-looking statements. Such statements are based upon the current beliefs and expectations of the Company’s management and are subject to significant risks and uncertainties. Factors that could cause actual results to differ from those set forth in the forward-looking statements include, but are not limited to, those discussed in this Form 8-K and those discussed in the Company’s most recent Annual Report on Form 10-K and other filings with the U.S. Securities and Exchange Commission. The Company intends the forward-looking statements to speak only as of the time made and does not undertake to update or revise them as more information becomes available, except as required by law.

Item 8.01	Other Events

On January 5, 2017, Sears Holdings and Stanley issued a joint press release announcing the execution of the Purchase Agreement. The press release is attached hereto as Exhibit 99.1 and is incorporated by reference herein.

Item 9.01	Financial Statements and Exhibits

(d) Exhibits

Exhibit 2.1	Purchase and Sale Agreement, dated as of January 5, 2017, by and between Sears Holdings Corporation and Stanley Black & Decker, Inc.*

Exhibit 99.1	Press Release, dated January 5, 2017.

*Schedules and exhibits have been omitted pursuant to Item 601(b)(2) of Regulation S-K. Sears Holdings hereby undertakes to furnish supplementally copies of any omitted schedule or exhibit to the U.S. Securities and Exchange Commission upon request.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SEARS HOLDINGS CORPORATION

By:	/s/ Robert A. Riecker
Robert A. Riecker
Controller and Head of Capital Market Activities

Dated: January 10, 2017

EXHIBIT INDEX

Exhibit 2.1	Purchase and Sale Agreement, dated as of January 5, 2017, by and between Sears Holdings Corporation and Stanley Black & Decker, Inc.*

Exhibit 99.1	Press Release, dated January 5, 2017.

*Schedules and exhibits have been omitted pursuant to Item 601(b)(2) of Regulation S-K. Sears Holdings hereby undertakes to furnish supplementally copies of any omitted schedule or exhibit to the U.S. Securities and Exchange Commission upon request.